EXHIBIT 10.38
Purchase Order QPR0083

Amendment Number: 0 Lockheed Martin Business Unit: Maritime Systems & Sensors — Riviera Bch (OHM)	Order Date: 02/16/2006 Document Type: Purchase Order Status: Accepted

Buyer	Seller
LOCKHEED MARTIN MARITIME SYSTEMS & SENSORS	ID: NN9Z00
UNDERSEAS SYSTEMS	Corp ID: LM0230343
100 EAST 17th STREET	NOVINT TECHNOLOGIES
Riviera Beach FL 33404	Phone #: 8883098590
809MOANA DRIVE
Order Contact: Goble, Charlene	SAN DIEGO CA 92106
Telephone: 561-494-2351 Badge: I4
Email: charlene.goble@lmco.com
Fax: 561-842-5303

Bill To	Ship To
ID: 057157257Q	ID: 057157257
LOCKHEED MARTIN SHARED SERVICES	CAUTION:
ACCOUNTS PAYABLE CENTER	THIS PO MAY CONTAIN MULTIPLE
PO BOX 33085	ITEMS WITH DIFFERING SHIP-TO
LAKELAND FL 338073085	ADDRESSES. SEE INDIVIDUAL ITEMS FOR SHIP-TO
INFORMATION

FOB	Terms of Sale
Payment Method: Third Party Pay	Basis: Invoice Receipt Date
FOB (Transportation): Origin (Shipping Point)	Net Days: 10
Description: Net 10 days

This transmittal is signed electronically by the procurement representative or buyer identified; Upon acknowledgement by seller, this transmittal is signed electronically by Seller authorized representative;
written signature not required if signed electronically.

Lockheed Martin			Accepted
Authorized Procurement Representative			Seller Authorized Representative
Electronically signed by:			Electronically signed by:
Goble, Charlene	Date	02/16/2006	WALTER A. AVILES	Date	02/16/2006

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Purchase Order QPR0083

Amendment Number: 0 Lockheed Martin Business Unit: Maritime Systems & Sensors — Riviera Bch (OHM)	Order Date: 02/16/2006 Document Type: Purchase Order Status: Accepted

Carrier	Order Details
Transportation Method/Type: Air Express	Business System: 8157
Transmittal Date: 02/16/2006
Transmittal Time: 1500
Document Purpose: Original
Purchase Order Type: New Order
Contract No: NA
Acknowledgement: Acknowledge — No Detail or Change
Supplier Ack Date: 02/16/2006
Supplier Representative: WALTER A. AVILES
Contract Type: Time & Materials

Notes
This Purchase Order and attachment(s), if any, is being transmitted electronically and executed by electronic signature in lieu of a hard copy Purchase Order/release and is the only document that the Seller will receive. By receipt and acknowledgment of this Purchase Order, or by performance, Seller agrees that this electronic Purchase Order shall have the same force and effect as if executed and sent in hard copy. Both parties agree that the validity of this Purchase Order shall not be contested on the basis that this Purchase Order contains an electronic signature. Seller certifies that those representations and certification contained in the referenced terms and conditions are current and accurate.
Letters & Notes: PO HEADER TEXT
Government Contract Number: NA
Defense Priorities Allocation System Priority Rating: DO-C9
Special Instructions:
Supplier to provide engineering services as defined in the Statement of Work for Engineering Support dated February 14, 2006 at a straight time and overtime bill rate of $96.15/hr. Period of performance is current through August 31, 2006.
Supplier to provide monthly invoices with approved time sheets to the buyer, Char Goble, for approval and subsequent forwarding to Lakeland, FL for payment.
Standard Code: CD4T-1104
Comment Name:LOCKHEED MARTIN TERMS AND CONDITIONS CORPDOC 4 T&M, DATED LOCKHEED MARTIN TERMS AND CONDITIONS CORPDOC 4 T&M, DATED NOVEMBER 2004, INCLUDING REPRESENTATIONS AND CERTIFICATIONS REQUIRED UNDER U.S. GOVERNMENT PRIME CONTRACTS ARE INCORPORATED HEREIN AND ALTHOUGH NOT ATTACHED, APPLY TO THI PURCHASE ORDER OR RFQ/RFP. BY ACCEPTING THIS ORDER OR SUBMITTING AN OFFER/PROPOSAL, SELLER ACKNOWLEDGES PRIOR RECEIPT OF CORPDOC 4 T&M AND CERTIFIES THOSE REPRESENTATION AND CERTIFICATIONS ARE CURRENT, ACCURATE AND COMPLETE. FOR ITEMS REFERENCING A DOD PRIME CONTRACT, CORPDOC 4A, DATED NOVEMBER 2004, IS ALSO INCORPORATED BY REFERENCE AND SHALL APPLY TO THOSE ITEMS. FOR ITEMS REFERENCING A NASA PRIME CONTRACT, CORPDOC 4B, DATED NOVEMBER 2004, IS ALSO INCORPORATED BY REFERENCE AND SHALL APPLY TO THOSE ITEMS. COPIES OF THE LOCKHEED MARTIN TERMS AND CONDITIONS MAY BE OBTAINED FROM THE LOCKHEED MARTIN PROCUREMENT REPRESENTATIVE WHO ISSUED THIS PURCHASE ORDER OR BY ACCESS TO LOCKHEED MARTIN’S SUPPLIERNET WEBSITE AT THE FOLLOWING URL ADDRESS (USE LOWER CASE LETTERS):
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Purchase Order QPR0083

Amendment Number: 0 Lockheed Martin Business Unit: Maritime Systems & Sensors - Riviera Bch (OHM)	Order Date: 02/16/2006 Document Type: Purchase Order Status: Accepted

HTTP://WWW.LOCKHEEDMARTIN.COM/SUPPLIERNET
  Standard Code: GLOBALCOR
Comment Name:OUR PO# MUST APPEAR ON ALL CORRESPONDENCE, PACKAGES, OUR PO# MUST APPEAR ON ALL CORRESPONDENCE, PACKAGES, AND SHIPPING DOCUMENTS.
LOCKHEED MARTIN CORPORATION’S POLICY IS IN FULL COMPLIANCE WITH ANTI-KICKBACK PROCEDURES (FAR 52.203.7). TO REPORT A SUSPECTED VIOLATION CALL 1-800-LM-ETHIC (1-800-563-8442).
THIS IS A RATED CONTRACT CERTIFIED FOR NATIONAL DEFENSE. THE CONTRACTORS IS REQUIRED TO FOLLOW ALL PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM REGULATION (15 CFR 700). THE RATING(S) ON THIS CONTRACT IS /ARE AS SPECIFIED BELOW.

ITEM	QUANTITY	DPAS	PRIME CONTRACT	ACCOUNT DISTRIBUTION

001	1.00	DO-C9	N00014-04-C-0032	1Q329A310000
002	1.00	tbd	None	5Q6URD500000
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Purchase Order QPR0083

Amendment Number: 0 Lockheed Martin Business Unit: Maritime Systems & Sensors - Riviera Bch (OHM)	Order Date: 02/16/2006 Document Type: Purchase Order Status: Accepted

Line	Item	Quantity	Unit	Price	Price Unit Currency Eng Chg Item Total
001	BA	1		$73,074.00	Contract	USD	$73,074.00
Description
1Q329A310000 - Embedded Auto ident & imaging
Schedule
Quantity: 1, UM: SV, Scheduled for Delivery (Prior to & Including): 08/14/2006 ,Required Date (Date Due - Contract): 08/14/2006
Contract Reference N00014-04-C-0032 RBPUR
Item Ship To
LM Riviera Beach - QS10 17th Street Attn: Receiving Riviera Beach FL 33404
Condition of Sale
No Substitution Allowed
Tax
Tax ID Number: SEE TEXT
Notes
Letters & Notes: PO ITEM TEXT
Item Comments
760 Hours

Line	Item	Quantity	Unit	Price	Price Unit Currency Eng Chg Item Total
002	BA	1		$7,692.00	Contract	USD	$7,692.00
Description
5Q6URD500000 - Demo of CIIHSC at HULS Fest
Schedule
Quantity: 1, UM: SV, Scheduled for Delivery (Prior to & Including): 08/15/2006 , Required Date (Date Due — Contract): 08/15/2006
Contract Reference None RBPUR
Item Ship To
LM Riviera Beach - QS10
17th Street Attn: Receiving
Riviera Beach FL 33404
Condition of Sale
No Substitution Allowed
Tax
Tax ID Number: SEE TEXT
Notes

Letters & Notes: PO ITEM TEXT

Item Comments
80 Hours
							Total: $80,766.00
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Purchase Order QPR0083

Amendment Number: 0 Lockheed Martin Business Unit: Maritime Systems & Sensors - Riviera Bch (OHM)	Order Date: 02/16/2006 Document Type: Purchase Order Status: Accepted
End of Document
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